UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West Suite 205 Fort Mill, SC	29708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 691-2000

(Former name or former address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement Financing

Securities Purchase Agreement

On March 9, 2026, Catheter Precision, Inc. (the “Company”) entered into a securities purchase agreement (the “Financing Purchase Agreement”) with certain accredited investors (collectively, the “Purchasers”) for the issuance and sale in a private placement (the “Private Placement Financing”) of an aggregate of 1,853 shares of the Company’s Series C-1 Convertible Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share, initially convertible into up to 1,295,805  shares of common stock, par value $0.0001 per share (“Common Stock”), at an initial conversion price of $1.43 per share (the “Series C-1 Preferred Stock”) for an aggregate purchase price of $1,853,000; provided that, following the Effective Date (as defined below), the conversion price shall thereafter be reduced to equal the lower of (i) the conversion price on the trading day immediately prior to the Effective Date, and (ii) 80% of the lower of (i) the official closing price of the Company’s Common Stock immediately prior to the applicable date of determination and (ii) the five (5)-day volume-weighted average price of the Common Stock immediately prior to such applicable date of determination (the “Applicable Price”), on the Effective Date, and (B) following the Stockholder Approval Date (as defined below), the conversion price shall thereafter be reduced to equal the lower of (i) the conversion price on the trading day immediately prior to the Stockholder Approval Date, and (ii) 80% of the Applicable Price on the Stockholder Approval Date; subject to the Floor Price Condition (as defined herein), which may be waived in the Company’s sole discretion. In addition, the Series C-1 Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like (subject to certain exceptions). The shares of Series C-1 Preferred Stock will be convertible into shares of Common Stock beginning on the date of the receipt of stockholder approval of, under Section 713 of the NYSE American LLC Company Guide (“Section 713”), the issuance of shares of Common Stock in excess of 19.99% of the Company’s issued and outstanding shares of Common Stock at prices below the “Minimum Price” (as defined in Section 713) as of the date of the Financing Purchase Agreement pursuant to the terms of the Preferred Stock (as defined herein) and the Series D Preferred Stock (as defined herein) (the “Issuance Approval”).

Additionally, pursuant to the Financing Purchase Agreement, the Purchasers agreed to purchase (i) 1,853 shares of the Company’s newly-designated Series C-2 Convertible Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share, for an aggregate purchase price of $1,853,000.00 (the “Series C-2 Preferred Stock”), and (ii) 1,853 shares of the Company’s newly-designated Series C-3 Convertible Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share, for an aggregate purchase price of $1,853,000.00 (the “Series C-3 Preferred Stock” and, together with the Series C-1 Preferred Stock and Series C-2 Preferred Stock, the “Initial Preferred Stock”). The shares of Series C-2 Preferred Stock and Series C-3 Preferred Stock will be convertible into shares of Common Stock. The closing of each of the Series C-2 Preferred Stock and Series C-3 Preferred Stock (each, an “Additional Closing”) is subject to the satisfaction of customary closing conditions, including, (A) the approval of the Company’s stockholders of the Issuance Approval (collectively, the “Stockholder Approval” and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and (B) solely with respect to the Series C-3 Preferred Stock, the Registration Statement (as defined herein) being declared effective by the Securities and Exchange Commission (the “SEC”) (the date such Registration Statement is declared effective, the “Effective Date”).

The initial conversion price of the Series C-2 Preferred Stock will be equal to the lower of: (A) eighty percent (80%) of (i) the Applicable Price on the closing date of the Series C-2 Preferred Stock (the “Second Closing Date”), (ii) the Applicable Price on the Stockholder Approval Date, and (iii) the Applicable Price on the Effective Date (if such date occurred prior to the Second Closing Date) and (B) lowest conversion price of outstanding shares of Preferred Stock (as defined herein); provided that, if the Effective Date has not occurred prior to the Second Closing Date, following the Effective Date, the conversion price will thereafter be reduced to equal the lower of (i) the conversion price on the trading day immediately prior to the Effective Date, and (ii) eighty percent (80%) of the Applicable Price on the Effective Date; provided that, such Series C-2 Preferred Stock conversion price may not be less than $0.35 (the “Floor Price Condition”); provided further that, the Company may waive, in its sole discretion, the Floor Price Condition.

The conversion price of the Series C-3 Preferred Stock will be equal to the lower of: (A) eighty percent (80%) of (i) the Applicable Price on the closing date of the Series C-3 Preferred Stock, (ii) the Applicable Price on the Stockholder Approval Date, and (iii) the Applicable Price on the Effective Date and (B) lowest conversion price of outstanding shares of Preferred Stock (as defined herein); provided that, such Series C-3 Preferred Stock conversion price may not be less than the Floor Price Condition; provided further that, the Company may waive, in its sole discretion, the Floor Price Condition.

Additionally, pursuant to the Purchase Agreement, the Purchasers may elect in their sole discretion to purchase up to a total aggregate of $35,559,326 shares of newly-designated Series C-4 Convertible Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share (the “Series C-4 Preferred Stock” and, together with the Initial Preferred Stock, the “Preferred Stock”), in one or more closings. The conversion price of the Series C-4 Preferred Stock will be equal to the lower of: (A) eighty percent (80%) of (i) the Applicable Price on the closing date of the Series C-4 Preferred Stock, (ii) the Applicable Price on the Stockholder Approval Date, and (iii) the Applicable Price on the Effective Date and (B) lowest conversion price of outstanding shares of the Initial Preferred Stock; provided that, such Series C-4 Preferred Stock conversion price may not be less than Floor Price Condition; provided further that, the Company may waive, in its sole discretion, the Floor Price Condition.

The Private Placement Financing is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers has represented to the Company that it is an accredited investor within the meaning of Rule 501(a) of Regulation D and that it is acquiring the applicable securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The shares of Preferred Stock were offered and sold without any general solicitation by the Company or its representatives.

The closing of the Series C-1 Preferred Stock (the “First Closing”) is expected to occur on or about March 10, 2026 (the “First Closing Date”). The gross proceeds from the First Closing are expected to be $1,853,000.00, before estimated offering expenses payable by the Company. The Company intends to use the net proceeds received from the First Closing and any Additional Closing for (i) general corporate purposes and working capital purposes, (ii) to restructure the Company’s legacy catheter business, including a potential sale of various medical devices owned by the Company, (iii) to satisfy, settle, eliminate, or otherwise resolve legacy liabilities and obligations and to simplify the Company’s capital structure, and (iv) to reduce operating expenses and cash burn and position of the Company as a streamlined public company with a clean and simplified balance sheet.

In connection with the Private Placement Financing, pursuant to an engagement letter (the “Engagement Letter”) with Dawson James Securities, Inc. (the “Placement Agent”) the Company engaged the Placement Agent to act as exclusive placement agent in connection with the Private Placement Financing, pursuant to which, the Company agreed to reimburse and pay certain expenses to the Placement Agent; provided that, such reimbursement and expenses will not be paid until such time that the Company has received $3,850,000.00 in gross proceeds from the Private Placement Financing. The Company has agreed to pay a 7.7% cash fee on all monies raised above $3,850,000; with no Placement Agent fee owed on the first $3,850,000.00 raised.

The Financing Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act and other obligations of the parties and termination provisions. Among other covenants, the Financing Purchase Agreement requires the Company to hold a meeting of its stockholders at the earliest practical date, but in no event, no later than April 10, 2026, which is sixty (60) days following the First Closing Date (as defined in that certain Securities Purchase Agreement, dated as of February 6, 2026, by and among the Company and the purchasers signatory thereto), for the purpose of obtaining the Stockholder Approval. If the Company does not obtain the Stockholder Approval at the first meeting, the Company is required call a meeting every ninety (90) days thereafter to seek such Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the shares of Preferred Stock are no longer outstanding.

The terms of the Series C-1 Preferred Stock are as set forth in the Series C-1 Certificate of Designations, attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on February 6, 2026 (the “Series C-1 Certificate of Designations”) and the terms of the Series C-2 Preferred Stock, Series C-3 Preferred Stock, Series C-4 Preferred Stock and Series D Preferred Stock (as defined herein) are as set forth in the form of Certificate of Designations, attached hereto as Exhibit 3.2 to this Current Report on Form 8-K (the “Certificate of Designations”). The Certificate of Designations with respect to the Series C-1 Preferred Stock was filed with the Secretary of State for the State of Delaware on February 9, 2026.

Holders of the Preferred Stock and Series D Preferred Stock will be entitled to receive dividends when and as declared by the board of directors of the Company (the “Board”), from time to time, in its sole discretion, which dividends will be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms of the Series C-1 Certificate of Designations and Certificate of Designations, as applicable, in cash, in securities of the Company or using assets as determined by the Board on the stated value of such Preferred Stock.

Except as otherwise provided in the Series C-1 Certificate of Designations and the Certificate of Designations, as applicable, or as otherwise required by law, the Preferred Stock and Series D Preferred Stock have, or will have, no voting rights. However, as long as any shares of the applicable Preferred Stock or Series D Preferred Stock are outstanding, the Company will not, without the affirmative vote of the Holders of a majority of the then outstanding shares of such applicable preferred stock, (a) alter or change adversely the powers, preferences or rights given to such preferred stock or alter or amend the applicable certificate of designations related to such applicable preferred stock, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of such applicable preferred stock, (c) increase the number of authorized shares of such applicable preferred stock, or (d) enter into any agreement with respect to any of the foregoing.

There is no established public trading market for the Preferred Stock or Series D Preferred Stock and the Company does not intend to list any of the Preferred Stock or Series D Preferred Stock on any national securities exchange or nationally recognized trading system.

FLYTE Acquisition

In connection with the Private Placement Financing and on March 9, 2026, the Company entered into a Stock Purchase Agreement (the "Acquisition Purchase Agreement") with Creatd, Inc., a Nevada corporation ("Creatd" or the "Seller"), pursuant to which the Company agreed to acquire from Creatd (i) 800,200 shares (the “FLYTE Shares”) of the issued and outstanding common stock, par value $0.001 per share (“FLYTE Common Stock”), of Fly Flyte, Inc. ("FLYTE"), representing 80.02% of the issued and outstanding FLYTE Common Stock, and (ii) 100% of the membership interests (the “Membership Interests” and, together with the FLYTE Shares, the “Shares”) of Ponderosa Air, LLC ("Ponderosa") (collectively, the "Acquisition"). Upon consummation of the Acquisition, the Company will own 100% of the issued and outstanding FLYTE Common Stock and 100% of the Membership Interests of Ponderosa.

In consideration for Creatd agreeing to sell in a private placement the Shares, the Company agreed to pay consideration equal to $11,554,827, payable as follows: (A) cash consideration equal to $5,776,827 consisting of (i) $776,827 due at the closing, and (ii) $5,000,000 in principal amount of a promissory note (the “Note”), and (B) 5,778 shares of the Company’s preferred stock, expected to be designated as Series D Convertible Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share (“Stated Value”), equal to a Stated Value of $5,778,000 (the “Series D Preferred Stock”). The closing (the “Series D Closing”) of the purchase and sale of the Shares (the date of such closing, the “Series D Closing Date”), the payment of the Consideration and the issuance of the Series D Preferred Stock is subject to a number of closing conditions as further described in the Acquisition Purchase Agreement.

The Note

The Note bears an interest rate of 0% per annum and is payable in installments (each, an “Installment Date”) until December 15, 2026. If any payment is not made within three business days following the applicable Installment Date, interest will accrue at a rate equal to 4% per annum. Upon the occurrence and continuation of an event of default, the holder may declare the entire unpaid principal balance, together with all accrued interest, penalties and late fees, immediately due and payable, and the outstanding principal balance will bear default interest at 18% per annum.

The Series D Preferred Stock

The issuance of the shares of Series D Preferred Stock is subject to the receipt of stockholder approval of, under Section 713, the issuance of shares of Common Stock in excess of 19.99% of the Company’s issued and outstanding shares of Common Stock at prices below the “Minimum Price” (as defined in Section 713) as of the date of the Acquisition Purchase Agreement pursuant to the terms of the Series D Preferred Stock.

Upon issuance, the Series D Preferred Stock will be convertible at price equal to the Applicable Price immediately prior to the Series D Closing Date; provided that, following the Effective Date, the conversion price shall thereafter be reduced to equal the lower of (i) the conversion price on the trading day immediately prior to the Effective Date, and (ii) the Applicable Price on the Effective Date; subject to the Floor Price Condition, which may be waived in the Company’s sole discretion.

The Acquisition Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act and other obligations of the parties and termination provisions.

Registration Rights Agreement

In connection with the Private Placement Financing and the Acquisition, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of March 9, 2026, with the Purchasers and Creatd, pursuant to which the Company agreed to prepare and file a registration statement (the “Registration Statement”) with the SEC registering the resale of the Common Stock underlying the Initial Preferred Stock no later than 30 days following the First Closing Date, and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than 60 days following the First Closing Date (or 120 days following the date of the Registration Rights Agreement in the event of a “full review” by the SEC). In addition, pursuant to the Registration Rights Agreement, the Company agreed to prepare and file an additional registration statement with the SEC registering the resale of the Common Stock underlying the Series C-4 Preferred Stock no later than 30 days following the closing date of the Series C-4 Preferred Stock (the “Series C-4 Closing Date”), and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than 60 days following the Series C-4 Closing Date (or 120 days following the date of the Registration Rights Agreement in the event of a “full review” by the SEC).

The foregoing descriptions of terms and conditions of the Certificate of Designations, the Financing Purchase Agreement, the Acquisition Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the Certificate of Designations, the Financing Purchase Agreement, the Acquisition Purchase Agreement and the Registration Rights Agreement, forms of which are attached hereto as Exhibits 3.1, 10.1, 10.2 and 10.3, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The matters described in Item 1.01 of this Current Report on Form 8-K related to the Private Placement Financing and the Acquisition are incorporated herein by reference. In connection with the issuance of the Series C-1 Preferred Stock in the Private Placement Financing and the Series D Preferred Stock issuable in connection with the Acquisition each as described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder for transactions not involving a public offering.

This report will not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the entrance into the Financing Purchase Agreement, the holders of the majority of the outstanding shares of Series C-1 Preferred Stock agreed to amend the Series C-1 Certificate of Designations by filing a Certificate of Amendment (“Certificate of Amendment”) to the Series C-1 Certificate of Designations with the Secretary of State of the State of Delaware (the “Secretary of State”) to increase the number of authorized shares of Series C-1 Preferred Stock from 1,783.33 to 3,636.33, in order to authorize a sufficient number of shares of Preferred Stock for the transactions contemplated by the Acquisition Purchase Agreement.

On March 6, 2026, the Company filed the Certificate of Amendment with the Secretary of State, thereby amending the Certificate of Designations. The Certificate of Amendment became effective with the Secretary of State upon filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Form of Certificate of Designations of Convertible Preferred Stock.
10.1*	Securities Purchase Agreement, dated March 9, 2026, by and among the Company and the investors signatory thereto
10.2*	Stock Purchase Agreement, dated March 9, 2026, by and among the Company and the investors signatory thereto
10.3	Registration Rights Agreement, dated March 9, 2026, by and among the Company and the investors signatory thereto
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2026

CATHETER PRECISION, INC.

	By:	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer